                               SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section 14(a) of
                         the Securities Exchange Act of 1934



Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                          VISTA INFORMATION SOLUTIONS, INC.

--------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                          VISTA INFORMATION SOLUTIONS, INC.,

                                 --------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   August 22, 1997

                              -------------------------

    The Annual Meeting of the Shareholders of VISTA Information Solutions,
Inc., a Minnesota corporation (the "Company"), will be held at the Company's offices located at 5060 Shoreham Place, San Diego, California, beginning at 2:30 p.m. on August 22, 1997, for the following purposes:

    1. To elect six persons to serve as directors of the Company until the next Annual Meeting of the Shareholders or until their respective successors shall be elected and qualified.

    2. To transact such other business as may properly come before the Annual Meeting.

    The record date for determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof is the close of business on July 15, 1997.

    Whether or not you expect to attend the Annual Meeting in person, please complete, sign, date and promptly return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

                                  By Order of the Board of Directors

                                  /s/ E. Stevens Hamilton
                                  ----------------------------------------
                                  E. Stevens Hamilton
                                  CHIEF FINANCIAL OFFICER AND SECRETARY

July 21, 1997
San Diego, California

                          VISTA INFORMATION SOLUTIONS, INC.
                                 5060 SHOREHAM PLACE
                             SAN DIEGO, CALIFORNIA 92122

                                   PROXY STATEMENT
                                         FOR
                            ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD AUGUST 22, 1997

                                     INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VISTA Information Solutions, Inc. (the "Company") to be voted at the Company's 1997 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournment(s) thereof. The Annual Meeting will be held at the Company's offices located at 5060 Shoreham Place, San Diego, California, on August 22, 1997 at 2:30 p.m., local time.

    A Proxy Card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's outstanding stock will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Company's outstanding stock.

    Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders. Proxies that are signed by shareholders but that lack any such specification will be voted, subject to limitations set forth under the heading "Voting of Shares" contained on pages 1 and 2 hereof, in favor of the election as directors of the nominees for directors listed in this Proxy Statement.

    THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

    The Company expects that this proxy material will be mailed to shareholders on or about July 21, 1997.

                                   VOTING OF SHARES

    The securities which can be voted at the Annual Meeting consist of the Company's Common Stock, par value $.01 per share ("Common Stock"), Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred"), Series C Convertible Preferred Stock, par value $. 01 per share (the "Series C Preferred") and Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred'') (the Series B, Preferred, Series C Preferred and Series D Preferred are collectively referred to hereinafter as the "Preferred Stock"). The Common Stock entitles its owner to one vote on each matter submitted to the shareholders at the Annual Meeting or any adjournment thereof. Other than with respect to the election of directors, the Preferred Stock entitles its owner to one vote for each of the underlying shares of Common Stock into which the Preferred Stock is convertible ("Common Stock Equivalents") on each matter submitted to the shareholders at the Annual Meeting or any adjournment thereof. The Preferred Stock is currently convertible on a ten-for-one basis with the Common Stock. With respect to the election of directors, (i) the Common Stock and the Series D Preferred, on an as-converted basis, will vote for three nominees (Messrs. Freeman, Gay and Moeller), (ii) the Series B Preferred will vote for one nominee (Mr. Seid) and (iii) the Series C Preferred will vote for two nominees (Messrs. Kahn and Rivelli). See "Election of Directors -- Other Information About Nominees."

    The record date for determining the holders of Common Stock and Common
Stock Equivalents entitled to notice of and to vote at the Annual Meeting is July 15, 1997. On the record date, 13,031,268 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting and 975,237 shares of Preferred Stock (equal to 9,752,370 Common Stock Equivalents) were outstanding and eligible to be voted at the Annual Meeting. The holders of a majority of the shares entitled to vote, either represented in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business. In general, shares of Common Stock and Common Stock Equivalents represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock and Preferred Stock are not entitled to cumulate voting rights.

    Other than as set forth above, the election of a nominee for director requires the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card that includes any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

                                ELECTION OF DIRECTORS

NOMINATION

    Pursuant to the Company's Bylaws, six directors will serve on the Company's Board of Directors. The Company has nominated Messrs. Freeman, Gay and Moeller, the Series B Preferred has nominated Mr. Seid and the Series C Preferred has nominated Messrs. Kahn and Rivelli to serve as directors of the Company until the next regular meeting of shareholders or until their earlier death, resignation or removal from office. Each of the six nominees is presently a member of the Board of Directors and has consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors, the holders of the Series B Preferred or the Series C Preferred, as the case may be, may designate a substitute nominee or nominees (in which case the persons named on the enclosed Proxy Card will vote all valid proxies for the election of such substitute nominee or nominees), or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located.

INFORMATION ABOUT NOMINEES

    The names of the nominees and their ages as of July 15, 1997, are set forth below. The Board of Directors recommends that shareholders vote FOR the proposal to elect the six nominees listed below as directors of the Company.

Name                    Age       Principal Occupation
----                    ---       --------------------
Jay D. Seid             36        Managing Director, Bachow & Associates
Martin F. Kahn          46        President, Cadence Information Associates
Thomas R. Gay           51        Chief Executive Officer
Robert J. Moeller       58        President, Moeller & Associates
Patrick A. Rivelli      60        General Partner of Sunwestern Investment Fund
Richard J. Freeman      44        Vice President, Century Capital Management

    NOMINEES TO BE ELECTED BY HOLDERS OF COMMON STOCK AND SERIES D PREFERRED. Pursuant to terms of the Company's Amended and Restated Articles of Incorporation, the holders of the Series D Preferred are entitled to vote the number of shares of Common Stock into which the shares of Series D Preferred are convertible at such time together with the holders of shares of Common Stock, voting separately as a class, in the election of any directors of the Company other than the directors elected by the holders of the shares of the Series B Preferred or the Series C Preferred. The Board of Directors have nominated Messrs. Freeman, Gay and Moeller to serve as directors elected by holders of the Common Stock and Series D Preferred.

    RICHARD J. FREEMAN has served as a director of the Company since October 1996. Since 1993 Mr. Freeman has been Vice President of Century Capital Management. For the past 18 years, he has held various investment management positions with Kemper Financial Services, First Chicago Corp. and Metropolitan Life Insurance Company. Mr. Freeman has also served with the State of Michigan Insurance Bureau and Treasury Department.

    THOMAS R. GAY has served as a director and as President and Chief Executive Officer of the Company since the merger of the Company with its wholly-owned subsidiary, VISTA Environmental Information, Inc. ("VISTA Environmental") in February 1995 (the "VISTA Merger"). Mr. Gay was a co-founder of VISTA Environmental and served as the President and CEO of VISTA Environmental from August 1991 to February 1995. From 1988 to August 1991, Mr. Gay served as President of National Decisions Systems, a company involved in marketing information products, databases and software, which he also co-founded.

    ROBERT J. MOELLER has served as a director of the Company since 1992.
Since January 1994, Mr. Moeller has been the President of Moeller & Associates, a management consulting firm. From 1991 to January 1994, Mr. Moeller served as the Senior Vice President/Marketing of the Excel Division of Cargill, Incorporated, a meat processing division. From 1988 through 1990, Mr. Moeller served as President and Chief Operating Officer of Mackay Envelope Corporation, a privately held envelope manufacturer.

    NOMINEE TO BE ELECTED BY HOLDERS OF SERIES B PREFERRED. Pursuant to the Company's Amended and Restated Articles of Incorporation, the holders of the Series B Preferred, voting separately as a class, are entitled to elect one director. The holders of the Series B Preferred have notified the Company that Mr. Jay Seid is the Series B Preferred nominee.

    JAY D. SEID has served as Chairman of the Board of Directors of the Company since October 1996, and as a director since 1995. Since January 1996, Mr. Seid has served as Managing Director of Bachow & Associates, Inc., an investment company. From December 1992 to December 1996, Mr. Seid served as Vice President of Bachow and Associates. From May 1988 to December 1992, Mr. Seid served as President and General Counsel of Judicate, Inc., a publicly traded provider of alternative dispute resolution services.

    NOMINEES TO BE ELECTED BY HOLDERS OF SERIES C PREFERRED. Pursuant to the Company's Amended and Restated Articles of Incorporation, the holders of the Series C Preferred, voting separately as a class, are entitled to elect two directors. The nominees of the Series C Preferred are Messrs. Kahn and Rivelli.

    MARTIN F. KAHN has been a director of the Company since the VISTA Merger in February 1995. From February 1995 to October 1996 Mr. Kahn served as Chairman of the Board of Directors of the Company. From 1992 to February 1995, Mr. Kahn served as Chairman of the Board of Directors of VISTA Environmental. From 1989 to 1992, Mr. Kahn was Chairman of the Board of Environmental Audit, Inc. Prior to 1989, Mr. Kahn served as President of BRS Information Services, a provider of on-line information to healthcare professionals. Mr. Kahn also serves as Chairman of the Board of OneSource Information Services, Inc., a developer and marketer of integrated business information and software, and as Chairman of the Board of CDP Technologies, Inc., a medical, scientific and technical information provider.

    PATRICK A. RIVELLI has served as a director of the Company since the VISTA Merger in February 1995. Mr. Rivelli is a founder of Sunwestern Investment Fund III Limited Partnership, a venture capital fund, and has been the General Partner of Sunwestern L.P. since 1988. Mr. Rivelli has also served as the President and a director of Sunwestern Managers Inc., the management company of Sunwestern Limited Fund, since October 1992. Mr. Rivelli is also a director of Maxserv Inc., an information services firm.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

    The business and affairs of the Company are managed by the Board of Directors, which met six times and took seven actions by written consent during the fiscal year ended December 31, 1996. Committees established by the Board include the Audit Committee and the Compensation Committee. Each of the directors of the Company, who were serving as directors during 1996, attended 75% or more of the aggregate meetings of the Board and all such committees on which he served during 1996.

    The members of the Audit Committee during the fiscal year ended December
31, 1996, were Messrs. Seid and Moeller. The function of the Audit Committee is to review the internal and external financial reporting of the Company, the scope of the independent audit and to consider comments by the auditors regarding internal controls and accounting procedures and management's response to those comments. The Audit Committee met one time during the fiscal year ended December 31, 1996.

    The members of the Compensation Committee as of December 31, 1996 were Messrs. Seid and Rivelli. The function of the Compensation Committee is to recommend the compensation for those officers who are also directors and for senior management, and to review senior management's objectives and to make recommendations to the Board of Directors regarding the administration of and the grant of options under the Amended and Restated 1990 Stock Option Plan (the "1990 Plan"), the 1995 Stock Incentive Plan (the "1995 Plan"), and all other equity-based compensation plans adopted by the Company. The Compensation Committee met one time during the fiscal year ended December 31, 1996.

DIRECTOR COMPENSATION

    DIRECTORS' FEES. The Company pays each director who is not an employee of the Company $200 for each Board meeting and committee meeting attended and reimburses each director for out-of-pocket expenses.

    AUTOMATIC OPTION GRANT. Pursuant to the 1995 Plan, each non-employee director receives an automatic grant of options to purchase 10,000 shares of Common Stock on January 1 each year the 1995 Plan is in effect at the then prevailing market price at the time of the grant (the "Director Options"). The Director Options are granted on a pro-rata basis for non-employee directors who are not directors for a full twelve months prior to the date of grant, such that if a non-employee director serves as a director for six months, that individual receives an option to purchase 5,000 shares of Common Stock (50% of a full grant) for that year. The Director Options expire five years from the date of grant (subject to earlier termination in the event of death), are not transferable (except by will or the laws of descent and distribution,) and are fully exercisable six months after the date of grant.

                   PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP
                                    OF MANAGEMENT

                      COMMON STOCK AND COMMON STOCK EQUIVALENTS


    The following table sets forth information regarding the beneficial ownership of Common Stock and Common Stock Equivalents of the Company as of June 30, 1997 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock and Common Stock Equivalents or the combined total voting power of all classes of capital stock of the Company on a fully diluted, as converted basis, (b) by each director, (c) by the executive officer named in the Summary Compensation Table, and (d) by all executive officers and directors of the Company as a group.

                                                               NUMBER OF            PERCENT OF CLASS
                                                         SHARES BENEFICIALLY            OWNED(2)
NAME                                                           OWNED(1)
----------------------------------------------------------------------------------------------------
Paul S. Bachow . . . . . . . . . . . . . . . . . . . .        3,647,036 (3)              26.7%
    3 Bala Plaza East
    Suite 502
    Bala Cynwyd, PA 19004

Paul S. Bachow Co-Investment Fund, L.P.. . . . . . . .        2,236,229 (4)              16.4%
    3 Bala Plaza East
    Suite 502
    Bala Cynwyd, PA 19004

James E. Hovis . . . . . . . . . . . . . . . . . . . .          890,912 (5)               6.5%
    329 N. 3rd Street
    DeKalb, IL 60115

Hudson Trust . . . . . . . . . . . . . . . . . . . . .        1,064,982 (6)               7.8%
    c/o Pyrenees Management Co., Inc.
    Suite 445, The Office Center
    666 Plainsboro Road
    Plainsboro, NJ 08536

Sunwestern III Group . . . . . . . . . . . . . . . . .        1,506,349 (7)              11.0%
    Three Forest Plaza
    Suite 1300
    12221 Merit Drive
    Dallas, TX 75251

James Silock . . . . . . . . . . . . . . . . . . . . .        1,506,349 (8)              11.0%
    Three Forest Plaza
    Suite 1300
    12221 Merit Drive
    Dallas, TX 75251




U.S. Trust . . . . . . . . . . . . . . . . . . . . . .          845,430 (9)               6.4%
    c/o Pyrenees Management Co., Inc.
    Suite 445, The Office Center
    666 Plainsboro Road
    Plainsboro, NJ 08536

Martin F. Kahn . . . . . . . . . . . . . . . . . . . .         823,722 (10)               6.0%
    Rho Management Company
    767 Fifth Avenue
    New York, NY 10153

Thomas R. Gay. . . . . . . . . . . . . . . . . . . . .       2,262,378 (11)              16.6%
    5060 Shoreham Place
    Suite 300
    San Diego, CA 92122

Robert J. Moeller. . . . . . . . . . . . . . . . . . .          85,263 (12)                .6%
    Moeller & Associates
    110711 Kings Lane
    Chaska, MN 55318

Jay D. Seid. . . . . . . . . . . . . . . . . . . . . .       2,236,229 (13)              16.4%
    3 Bala Plaza East
    Suite 502
    Bala Cynwyd, PA 19004

Patrick A. Rivelli . . . . . . . . . . . . . . . . . .       1,527,409 (14)              11.2%
    Three Forest Plaza, Suite 1300
    12221 Merit Dr.
    Dallas, TX 75251

Richard J. Freeman . . . . . . . . . . . . . . . . . .         385,264 (15)               2.8%
    Century Capital Management
    One Liberty Square
    Boston, MA 02109

SIRROM Capital Corporation . . . . . . . . . . . . . .       1,247,582 (16)               9.1%
    500 Church St., #200
    Nashville, TN 37219

All current directors and executive officers as a
group (9 persons) . . . . . . . . . . . . . . . . . .    8,688,352 (5) (10) (11)         63.7%
                                                        (12)(13) (14) (15) (17)


----------------------
*Less than l%.

(1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants or the conversion of Preferred Stock or debentures into Common Stock.

(2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Common Stock of the Company and (ii) shares of Common Stock that such person has the right to acquire within 60 days, whether by the exercise of options or warrants or the conversion of Preferred Stock or debentures into Common Stock.

(3) Includes 231,454 shares of Common Stock beneficially owned by Paul S. Bachow, 80,476 shares of Common Stock Mr. Bachow has the right to acquire upon the exercise of warrants, 2,236,229 shares of Common Stock beneficially owned by the Paul S. Bachow Fund, L.P. (the "Bachow Fund"). Includes 627,440 shares of Common Stock Mr. Bachow has the right to acquire upon the conversion of 62,744 shares of Series B Preferred, 293,520 shares of Common Stock Mr. Bachow has the right to acquire upon conversion of 29,352 shares of Series D Preferred, 94,988 shares of Common Stock Mr. Bachow has the right to acquire upon the exercise of stock options and warrants, and 47,519 shares of Common Stock Mr. Bachow has the right to acquire upon the conversion of debentures.

(4) Includes 1,372,560 shares of Common Stock the Bachow Fund has the right to acquire upon the conversion of 137,256 shares of Series B Preferred, 642,100 shares of Common Stock that the Bachow Fund has the right to acquire upon the conversion of 64,210 shares of Series D Preferred and 221,569 shares of Common Stock that the Bachow Fund has the right to acquire upon the exercise of stock options.

(5) Includes 195 shares of Common Stock beneficially owned by Mr. Hovis, 252,500 shares of Common Stock that Mr. Hovis has the right to acquire upon the exercise of stock options and warrants, 51,650 shares of Common Stock held by Mr. Hovis' wife, 348,486 shares of Common Stock held by Mr. Hovis in trust for which Mr. Hovis is the beneficiary, 24,081 shares held by Mr. Hovis' children, 103,000 shares of Common Stock that Mr. Hovis' wife has the right to acquire upon the exercise of stock options, and 111,000 shares of Common Stock held in trust that Mr. Hovis, as beneficiary, has the right to acquire upon the exercise of stock options. Mr. Hovis will not stand for reelection at the Annual Meeting.

(6) Includes 948,730 shares of Common Stock that Hudson Trust has the right to acquire upon the conversion of 94,873 shares of Series C Preferred, 30,310 shares of Common Stock that Hudson Trust has the right to acquire upon the conversion of 3,031 shares of Series C Preferred issuable upon exercise of warrants and 32,615 shares of Common stock issuable upon exercise of warrants.

(7) Includes 162,376 shares of Common Stock beneficially owned by Sunwestern Investment Fund III Limited Partnership ("Sunwestern LP"), 217,170 shares of Common Stock issuable upon conversion of 21,717 shares of Series C Preferred held of record by Sunwestern LP, 14,400 shares of Common Stock which Sunwestern LP has the right to acquire upon exercise of stock options, 140,698 shares of Common Stock beneficially owned by Sunwestern Cayman Partners 1988 ("Sunwestern 1988"), 235,260 shares of Common Stock issuable upon conversion of 23,526 shares of Series C Preferred held of record by Sunwestern 1988, 15,600 shares of Common Stock which Sunwestern 1988 has the right to acquire upon exercise of stock options, 67,435 shares of Common Stock that Sunwestern LP has the right to acquire upon the exercise of warrants, 83,053 shares of Common Stock that Sunwestern 1988 has the right to acquire upon the exercise of warrants, 412,180 shares of Common Stock issuable upon conversion of 41,218 shares of Series C Preferred Stock held of record by Mapleleaf Capital, Ltd. ("Mapleleaf"), and 27,630 shares of Common Stock issuable upon conversion of 2,763 shares of Series C Preferred which Mapleleaf has the right to acquire upon the exercise of warrants, and 130,547 shares of Common Stock which Mapleleaf has the right to acquire upon conversion of Series C Preferred debentures.

(8) Includes 1,506,349 shares of Common Stock beneficially owned by Sunwestern III Group. Mr. Silock and Mr. Rivelli, a director of the Company are the general partners of Sunwestern LP and Mapleleaf. Mr. Rivelli and Mr. Silock are equal shareholders of Sunwestern Incorporated, the attorney in fact for Sunwestern 1988, having the power to vote and direct the voting of the shares held by Sunwestern 1988. Sunwestern Incorporated also manages Sunwestern LP and Mapleleaf. Pursuant to Rule 13d-3 of the Securities and Exchange Act of 1934, Mr. Silock may be deemed to share beneficial ownership with respect to the shares held by Sunwestern LP, Sunwestern 1988 and Mapleleaf; however, Mr. Silock disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(9) Includes 845,430 shares of Common Stock that U.S. Trust has the right to acquire upon the conversion of Series C Preferred.

(10) Includes 871 shares of Common Stock held by Cadence Management, L.P. ("Cadence"), of which Mr. Kahn serves as the sole general partner, and 230,914 shares of Common Stock that Cadence has the right to acquire upon exercise of stock options.. Also includes 235,917 shares of Common Stock beneficially owned by Gibraltar Trust ("Gibraltar"), 53,114 shares of Common Stock that Gibraltar has the right to acquire upon exercise of warrants, 302,906 shares of Common Stock which Gibraltar has the right to acquire upon by conversion of Series C Preferred debentures. Does not include 2,006,630 shares of Common Stock issuable upon conversion of 200,663 shares of Series C Preferred held by the Hudson Trust and the U.S. Trust, 49,310 shares of Common Stock issuable upon conversion of 4,931 shares of Series C Preferred which the Hudson Trust and the U.S. Trust have the right to acquire upon the exercise of warrants. The U.S. Trust and the Hudson Trust have the right to co-invest in securities transactions in which Cadence or Mr. Kahn invests and on this basis could be deemed to constitute a group for purposes of Rule 13d-13 under the Rules of the Securities and Exchange Commission. Neither Cadence nor Mr. Kahn has voting or dispositive power over any of the shares owned by the Hudson Trust or the U.S. Trust, nor do the Hudson Trust or the U.S. Trust have voting or dispositive power over the shares held by Cadence or Mr. Kahn and for such reason the parties do not believe they constitute such a 13d-3 group. Mr. Kahn disclaims beneficial ownership of any shares owned by the U.S. Trust and the Hudson Trust.

(11) Includes 149,537 shares of Common Stock held by Mr. Gay's children, but as to which he disclaims any beneficial interest, 1,250,271 shares of Common Stock beneficially owned by Mr. Gay, 384,050 shares of Common Stock that Mr. Gay has the right to acquire upon the exercise of options and warrants and 478,520 shares of Common Stock Mr. Gay has the right to acquire upon the conversion of 47,852 shares of Series C Preferred.

(12) Includes 10,254 shares of Common Stock beneficially owned by Mr. Moeller, 10,857 shares of Common Stock held by Moeller & Associates of which Mr. Moeller serves as President, 55,000 shares of Common Stock which Moeller & Associates has the right to acquire upon the exercise of stock options, and 9,152 shares of Common Stock that Moeller & Associates has the right to acquire upon the exercise of warrants.

(13) Includes 10,000 shares of Common Stock which Mr. Seid has the right to acquire upon the exercise of stock options, 2,216,229 shares of Common Stock beneficially owned by the Bachow Fund; however, Mr. Seid disclaims beneficial ownership of such shares. Mr. Seid is a Managing Director of Bachow & Associates and has investment power with respect to the shares held by the Bachow Fund.

(14) Includes 9,100 shares of Common Stock beneficially owned by Mr. Rivelli and 11,960 shares of Common Stock issuable upon conversion of 1,196 shares of Series C Preferred held jointly by Mr. Rivelli and his wife. Also includes 1,506,349 shares of Common Stock beneficially owned by Sunwestern III Group. Mr. Rivelli and Mr. Silock are the general partners of Sunwestern LP and Mapleleaf, and are equal shareholders of Sunwestern Incorporated, the attorney in fact for Sunwestern 1988, having the power to vote and direct the voting of the shares held by Sunwestern 1988. Sunwestern Incorporated also manages Sunwestern LP and Mapleleaf. Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Rivelli may be deemed to share beneficial ownership with respect to the shares held by Sunwestern LP, Sunwestern 1988 and Mapleleaf; however, Mr. Rivelli disclaims beneficial ownership except to the extent of his pecuniary interest therein

(15) Includes 209,311 shares of Common Stock beneficially owned by Century Capital Management ("Century"), 15,000 shares of Common Stock that Century has the right to acquire upon exercise of stock options, and 160,953 shares of Common Stock that Century has the right to acquire upon the exercise of warrants.

(16) Includes 1,247,582 shares of Common Stock that SIRROM Capital Corporation has the right to acquire upon exercise of warrants.

(17) Includes 63,352 shares of Common Stock and 414,823 shares of Common Stock that executive officers have the right to acquire upon the exercise of stock options.

SERIES B PREFERRED

    The following table sets forth information regarding the beneficial ownership of the Company's Series B Preferred as of June 30, 1997 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series B Preferred, (b) by each director, (c) by each person named in the Summary Compensation Table, and (d) by all executive officers and directors of the Company as a group.


                                                                NUMBER OF            PERCENT OF
                                                           SHARES BENEFICIALLY         CLASS
NAME                                                             OWNED(1)             OWNED(2)
--------------------------------------------------------------------------------------------------
Paul S. Bachow . . . . . . . . . . . . . . . . . . . .           200,000 (3)             100%
    3 Bala Plaza East, Suite 502
    Bala Cynwyd, PA 19004

Bachow Fund. . . . . . . . . . . . . . . . . . . . . .             137,256              68.6%
    3 Bala Plaza East, Suite 502
    Bala Cynwyd, PA 19004

Martin F. Kahn . . . . . . . . . . . . . . . . . . . .                0                  *

Thomas R. Gay. . . . . . . . . . . . . . . . . . . . .                0                  *

Gary S. Mertz. . . . . . . . . . . . . . . . . . . . .                0                  *

James E. Hovis . . . . . . . . . . . . . . . . . . . .                0                  *

Robert J. Moeller. . . . . . . . . . . . . . . . . . .                0                  *

Jay D. Seid. . . . . . . . . . . . . . . . . . . . . .           137,256 (4)            68.6%
   3 Bala Plaza East, Suite 502
   Bala Cynwyd, PA  19004

Patrick A. Rivelli . . . . . . . . . . . . . . . . . .                0                  *

Richard J. Freeman . . . . . . . . . . . . . . . . . .                0                  *

All current directors and executive officers as a
group (9 persons). . . . . . . . . . . . . . . . . . .           137,256 (4)            68.6%

--------------------
*Less than l%.

(1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series B Preferred and (ii) shares of Series B Preferred that such person has the right to acquire within 60 days by the exercise of options or warrants

(3) Includes 137,256 shares of Series B Preferred beneficially owned by the Bachow Fund.

(4) Includes 137,256 shares of Series B Preferred beneficially owned by the Bachow Fund; however, Mr. Seid disclaims beneficial ownership of such shares. Mr. Seid is a Managing Director of Bachow & Associates and has investment power with respect to the shares held by the Bachow Fund.

SERIES C PREFERRED

    The following table sets forth information regarding the beneficial ownership of the Company's Series C Preferred as of June 30, 1997 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series C Preferred, (b) by each director, (c) by each person named in the Summary Compensation Table, and (d) by all executive officers and directors of the Company as a group.


                                                            NUMBER OF                PERCENT OF
                                                       SHARES BENEFICIALLY             CLASS
NAME                                                         OWNED(1)                 OWNED(2)
---------------------------------------------------------------------------------------------
First Century Partnership III  . . . . . . . . . . . .           155,919 (3)           26.5%
    One Palmer Square, Suite 425
    Princeton, NJ 08542

Hudson Trust . . . . . . . . . . . . . . . . . . . . .            97,904 (4)           16.6%
    c/o Pyrenees Management Co., Inc.
    Suite 445, The Office Center
    666 Plainsboro Road
    Plainsboro, NJ 08536

Sunwestern III Group . . . . . . . . . . . . . . . . .           102,279 (5)           17.4%
    Three Forest Plaza
    Suite 1300
    12221 Merit Drive
    Dallas, TX 75251

James Silock . . . . . . . . . . . . . . . . . . . . .           102,279 (6)           17.4%
    Three Forest Plaza
    Suite 1300
    12221 Merit Drive
    Dallas, TX 75251

U.S. Trust . . . . . . . . . . . . . . . . . . . . . .            84,543 (7)           14.3%
    c/o Pyrenees Management Co., Inc.
    Suite 445, The Office Center
    66 Plainsboro Road
    Plainsboro, NJ 08536

Technology for Information and Publishing, L.P.. . . .            68,126 (8)           11.6%
    One Cranberry Hill
    Lexington, MA 92173



Martin F. Kahn . . . . . . . . . . . . . . . . . . . .             0(9)                  *

Thomas R. Gay. . . . . . . . . . . . . . . . . . . . .           47,852 (10)           8.1%
     5060 Shoreham Place, Suite 300
     San Diego, CA  92122

Gary S. Mertz. . . . . . . . . . . . . . . . . . . . .                0                  *

James E . Hovis. . . . . . . . . . . . . . . . . . . .                0                  *

Robert J. Moeller. . . . . . . . . . . . . . . . . . .                0                  *

Jay D. Seid. . . . . . . . . . . . . . . . . . . . . .                0                  *

Patrick A. Rivelli . . . . . . . . . . . . . . . . . .          124,786 (11)           21.2%
     Three Forest Plaza, Suite 1300
     12221 Merit Drive
     Dallas, TX  75251

Richard J. Freeman . . . . . . . . . . . . . . . . . .                0
     Century Capital Management
     One Liberty Square
     Boston, MA  02109

All current directors and executive officers as a
group (9 persons . . . . . . . . . . . . . . . . . . .      172,638 (9) (10) (11)      29.3%


-----------------------
*Less than 1%.

(1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of option or warrants.

(2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series C Preferred and (ii) shares of Series C Preferred that such person has the right to acquire within 60 days by the exercise of options or warrants.

(3) Includes 133,888 shares of Series C Preferred held of record by First Century Partnership III, 2,049 shares of Series C Preferred that First Century Partnership III has the right to acquire upon the exercise of warrants and 19,982 shares of Series C Preferred that First Century Partnership III has the right to acquire upon conversion of debentures.

(4) Includes 94,873 shares of Series C Preferred held of record by the Hudson Trust, and 3,031 shares of Series C Preferred that the Hudson Trust has the right to acquire upon the exercise of warrants.

(5) Includes 21,717 shares of Series C Preferred held of record by Sunwestern LP, 23,526 shares of Series C Preferred held of record by Sunwestern 1988, 41,218 shares of Series C Preferred held of record by Mapleleaf, 2,763 shares of Series C Preferred which Mapleleaf has the right to acquire upon the exercise of warrants, and 13,055 shares of Series C Preferred which Mapleleaf has the right to acquire upon conversion of debentures.

(6) Includes 123,590 shares of Series C Preferred beneficially owned by Sunwestern III Group. Mr. Silock and Mr. Rivelli, a director of the Company, are the general partners of Sunwestern LP and Mapleleaf and are equal shareholders of Sunwestern Incorporated, the attorney in fact for Sunwestern 1988. Sunwestern Incorporated also manages Sunwestern LP and Mapleleaf. Mr. Silock may be deemed to share beneficial ownership with respect to the shares held by Sunwestern LP, Sunwestern 1988 and Mapleleaf; however, Mr. Silock disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(7)  Includes 84,543 shares of Series C Preferred held of record by U.S. Trust.

(8) Includes 57,203 shares of Series C Preferred held of record by Technology for Information and Publishing, L.P. ("Technology"), 2,293 shares of Series C Preferred that Technology has the right to acquire upon the exercise of warrants, and 8,630 shares of Series C Preferred that Technology for Information and Publishing, L.P. has the right to acquire upon the conversion of debentures.

(9) Does not include 179,416 shares of Series C Preferred held by the Hudson Trust and the U.S. Trust or 5,732 shares of Series C Preferred which the Hudson Trust and the U.S. Trust have the right to acquire upon the exercise of warrants. The Hudson Trust and the U.S. Trust have the right to co-invest in securities transactions in which Cadence or Mr. Kahn invests, and on this basis could be deemed to constitute a group for purposes of Rule 13d-13 under the Rules of the Securities and Exchange Commission. Neither Cadence nor Mr. Kahn has voting or dispositive power over any of the shares owned by the Hudson Trust and the U.S. Trust, nor do any of the Hudson Trust and the U. S. Trust have voting or dispositive power over the shares held by Cadence or Mr. Kahn and for such reason the parties do not believe they constitute such a 13d-3 group. Mr. Kahn disclaims beneficial ownership of any shares owned by the Trust or the Gibraltar Beneficiaries.

(10) Includes 47,852 shares of Series C Preferred held of record by Mr. Gay.

(11) Includes 1,196 shares of Series C Preferred held jointly with Mr. Rivelli's wife. Also includes 123,590 shares of Series C Preferred beneficially owned by Sunwestern III Group. Mr. Rivelli and Mr. Silock are the general partners of Sunwestern LP and Mapleleaf and are equal shareholder of Sunwestern Incorporated, the attorney in fact for Sunwestern 1988, having the power to vote and direct the voting of the shares held by Sunwestern 1988. Sunwestern Incorporated also manages Sunwestern LP and Mapleleaf. Mr. Rivelli may be deemed to share beneficial ownership with respect to the shares held by Sunwestern LP, Sunwestern 1988 and Mapleleaf; however, Mr. Rivelli disclaims beneficial ownership except to the extent of his pecuniary interest therein.

SERIES D PREFERRED

    The following table sets forth information regarding the beneficial ownership of the Company's Series D Preferred as of June 30, 1997 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series D Preferred, (b) by each director, (c) by each person named in the Summary Compensation Table, and (d) by all executive officers and directors of the Company as a group.



                                                                NUMBER OF             PERCENT OF
                                                           SHARES BENEFICIALLY          CLASS
NAME                                                             OWNED(1)              OWNED(2)
---------------------------------------------------------------------------------------------
Paul S. Bachow . . . . . . . . . . . . . . . . . . . .          93,562 (3)              50.0%
    3 Bala Plaza East, Suite 502
    Bala Cynwyd, PA 19004



Bachow Fund. . . . . . . . . . . . . . . . . . . . . .            64,210                34.3%
    3 Bala Plaza East, Suite 502
    Bala Cynwyd, PA 19004

Century Capital Partners, L.P. . . . . . . . . . . . .            74,850                40.0%
    One Liberty Square
    Boston, MA 02109

Cox Enterprises, Inc., Pension Plan. . . . . . . . . .            18,712                10.0%
    1400 Lake Hearn Drive
    Atlanta, GA 30319

Martin F. Kahn . . . . . . . . . . . . . . . . . . . .                0                  *

Thomas R. Gay. . . . . . . . . . . . . . . . . . . . .                0                  *

Gary S. Mertz. . . . . . . . . . . . . . . . . . . . .                0                  *

James E. Hovis . . . . . . . . . . . . . . . . . . . .                0                  *

Robert J. Moeller. . . . . . . . . . . . . . . . . . .                0                  *

Jay D. Seid. . . . . . . . . . . . . . . . . . . . . .          64,210 (4)              34.3%
     3 Bala Plaza East, Suite 502
     Bala Cynwyd, PA  19004

Patrick A. Rivelli . . . . . . . . . . . . . . . . . .                0                  *
Richard J. Freeman . . . . . . . . . . . . . . . . . .                0                  *

All current directors and executive officers
as a group (9 persons) . . . . . . . . . . . . . . . .          64,210 (4)              34.3%


-----------------------
*Less than 1%.

(1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series D Preferred and (ii) shares of Series D Preferred that such person has the right to acquire within 60 days, whether by the exercise of options or warrants.

(3) Includes 64,210 shares of Series D Preferred beneficially owned by the Bachow Fund.

(4) Includes 64,210 shares of Series D Preferred beneficially owned by the Bachow Fund. Mr. Seid is a Managing Director of Bachow & Associates and has investment power with respect to the shares held by the Bachow Fund.

                      EXECUTIVE COMPENSATION AND OTHER BENEFITS

    The following table sets forth the cash and non-cash compensation paid or earned (i) during the fiscal years ended December 31, 1996 and 1995 by the Chief Executive Officer of the Company. No other executive officer of the Company had salary and bonus which exceeded $100,000 for the fiscal year ended December 31, 1996.

                              SUMMARY COMPENSATION TABLE


                                                   Annual Compensation
                                       ---------------------------------------
                                                                                        Long Term Compensation
                                                                                        ----------------------
                                                                                                Awards
                                                                                                ------
Name And Principal Position  Year      Salary ($)     Bonus ($)      Other ($)      Securities Underlying Options
---------------------------  ----      ----------     ---------      ---------      -----------------------------
Thomas R. Gay (1)            1996      $187,500       --             11,000 (2)                    --
  Chief Executive Officer    1995      169,167        --              8,688 (3)                 150,000



(1) Mr. Gay became Chief Executive Officer of the Company on February 28, 1995, concurrent with the VISTA Merger.


(2) Includes an annual car allowance of $6,000 and country club memberships dues of $5,000.

(3) Includes an annual car allowance of $5,000 and country club membership dues of $3,688.

OPTION GRANTS AND OPTIONS OUTSTANDING

No person named in the Summary Compensation Table was granted options to purchase Common Stock during the year ended December 31, 1996. The following table sets forth information with respect to option grants and fiscal year-end option values for the persons named in the Summary Compensation Table.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                               AND FY-END OPTION VALUES


                                                              Number of            Value of
                                                              Securities         Unexercised
                                                              Underlying         In-the-Money
                                                          Unexercised Options      Options
                                                             at FY-End (#)      at FY-End ($)

                   Shares Acquired                            Exercisable/       Exercisable/
Name               on Exercise (#)     Value Realized ($)    Unexercisable      Unexercisable
----               ---------------     ------------------    -------------      -------------
Thomas R. Gay           ---                   ---           249,538 /50,000    $72152 / 0-----

                                                                 -----


EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

    GAY AGREEMENT. Concurrent with the closing of the VISTA Merger, the Company entered into an employment agreement with Mr. Gay, as President and Chief Executive Officer of the Company. The agreement between the Company and Mr. Gay provides for (i) an initial base salary of $180,000 for the first year of employment and a base salary of, $195,000 for the second year of employment;
(ii) a grant of incentive stock options to purchase 150,000 shares of Common Stock with an exercise price equal to $1.41 per share (the fair market value of one share of the Common Stock on the date of grant) which options vest in two equal installments on the first and second anniversary of the date of grant and remain exercisable for a period of ten years; (iii) a bonus in the range from $60,000 to $100,000 based upon the achievement of certain performance criteria to be established by the Board; (iv) an automobile allowance of $500 per month; and (v) a country club membership allowance of up to $5,000 per year. The initial term of this agreement expired on February 28, 1997.

    The terms of the agreement between the Company and Mr. Gay also provided that if Mr. Gay is terminated by the Company "other than for cause" (as such phrase is defined in the agreement), then Mr. Gay would be entitled to his base salary and benefits for the remainder of the term of the agreement; provided, however, that such amount may not be less than an amount equal to one half of the base salary paid to Mr. Gay in the prior calendar year. In the event of a "change in control" of the Company (as defined in the agreement), (i) all unvested options granted to Mr. Gay under the agreement immediately vest and become fully exercisable; and (ii) the agreement automatically terminates and Mr. Gay is entitled to receive all accrued salary due and owing plus salary for a period of either one year or until the existing term of the agreement expires, whichever is longer. The agreement also prohibits disclosure of confidential information to anyone outside of the Company both during and after employment and prohibits competition with the Company and the solicitation of customers and employees of the Company for two years after termination of employment.

    On February 28, 1997 a new agreement was completed which continued the terms of the original agreement through December 31, 1997 with the following additions: (i) a grant of incentive stock options to purchase 30,000 shares of Common Stock with an exercise price equal to $0.50 per share (in consideration of Mr. Gay's willingness to forgo a contractual base salary increase during
1996) and (ii) if Mr. Gay is terminated by the Company "other than for cause" (as such phrase is defined in the agreement), then Mr. Gay would be entitled to his base salary, health, medical and similar benefits for nine months following the termination.

    CHANGE IN CONTROL ARRANGEMENTS. In addition to the terms of Mr. Gay's employment agreement relating to changes in control of the Company, the Company's 1995 Stock Incentive Plan (the "1995 Plan") provides that, unless otherwise provided in an agreement evidencing an option granted under the 1995 Plan, in the event of a "change in control" of the Company (as defined below), all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms. In addition, in the event of such a change in control, the committee administering the 1995 Plan, in its sole discretion, may provide that some or all participants holding outstanding options will receive for each share of Common Stock subject to such options cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of a change in control over the exercise price per share of such options.

    For purposes of the 1995 Plan, a "change in control" of the Company will be deemed to have occurred, among other things, upon (i) the sale or other disposition of substantially all of the assets of the Company to a person not controlled by the Company, (ii) the approval by the Company's shareholders of a plan or proposal for the liquidation or dissolution of the Company, (iii) a merger or consolidation to which the Company is a party if the Company's shareholders immediately prior to the merger or consolidation beneficially own, immediately after the merger or consolidation, securities of the surviving corporation representing 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, (iv) the Incumbent Directors (defined as the directors in office as of the effective date of the 1995 Plan or any persons who subsequently become directors and whose election or nomination was approved by at least a majority of Incumbent Directors) cease for any reason to constitute at least a majority of the Board; or (v) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act.

                                 RELATED TRANSACTIONS

    SENIOR SUBORDINATED PROMISSORY NOTES. In April 1996, the Company issued $170,000 of Senior Subordinated Promissory Notes (the "Senior Notes"), bearing interest at 16% and due in September 1996. The Senior Notes were issued together with warrants to purchase a number of shares of Common Stock equal to 50% of the amount of the Senior Notes based upon an exercise price of 70% of the fair-market value of the Common Stock twenty-one days prior to funding, and with such warrant coverage increasing 3% per week so long as the Senior Notes remain outstanding, to a maximum of 1256. Martin F. Kahn and Patrick A. Rivelli, both directors of the Company, loaned $65,000 and $64,000, respectively pursuant to the Senior Notes.

                  COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company for the year ended December 31, 1996, all executive officers and greater-than-10% shareholders filed the required Section 16(a) reports in a timely manner with the exception of Mr. Freeman who filed an Initial Statement of Beneficial Ownership of Securities with the Securities and Exchange Commission in January 1997.

                            INDEPENDENT PUBLIC ACCOUNTANTS

    McGladrey & Pullen, LLP has been the independent public accountants for the Company since 1992. Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the shareholders. The Board of Directors has not yet selected independent public accountants for calendar 1997.

                               SHAREHOLDERS' PROPOSALS

    The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matter appropriate for stockholder action and are not properly omitted by company action in accordance with the proxy rules. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before March 23, 1998.

                OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING



    The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of Proxy Card to vote the Proxy Cards in accordance with their judgment of what is in the best interest of the Company.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Thomas R. Gay
                                  -----------------------------------
                                  Thomas R. Gay
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

San Diego, California
July 21, 1997

                           VISTA INFORMATION SOLUTIONS, INC.

                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Thomas R. Gay and E. Stevens Hamilton, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of VISTA Information Solutions, Inc. held of record by the undersigned on July 15, 1997, at the Annual Meeting of Shareholders to be held on August 22, 1997, or any adjournment, thereof.

1.  ELECTION OF DIRECTORS



/ / FOR all nominees listed below                / /  AGAINST all nominees
    (except as marked to the contrary below)

(INSTRUCTION: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE 'S NAME)

            Richard J. Freeman       Robert J. Moeller       Thomas R. Gay

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

            (CONTINUED AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                             (CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  Dated:                        , 1997

                                  ----------------------------------------
                                                 Signature

                                  ----------------------------------------
                                        Signature if held jointly

                                  ----------------------------------------
                                                 Print Name



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE